UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 WASHINGTON, DC 20549
FORM 8‑K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
 SECURITIES EXCHANGE ACT OF 1934
December 13, 2017
Date of report (Date of earliest event reported)
Condor Hospitality Trust, Inc.
(Exact Name of Registrant as Specified in Its Charter)
Maryland
(State or Other Jurisdiction of Incorporation)
1-34087	52-1889548
(Commission File Number)	(IRS Employer Identification No.)
4800 Montgomery Lane, Suite 220
Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

(402) 371-2520
(Registrant's Telephone Number, Including Area Code)
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01  Entry into a Material Definitive Agreement.
On December 13, 2017, Condor Hospitality Limited Partnership (the "Operating Partnership"), the operating partnership of Condor Hospitality Trust, Inc. (the "Company"), entered into a Second Amendment to Credit Agreement among the Operating Partnership, as borrower, the Company and the subsidiary guarantors party thereto, as guarantors, KeyBank National Association and the other lenders party thereto, as lenders, and KeyBank National Association, as administrative agent (the "Second Amendment").  The Second Amendment amends the Credit Agreement dated as of March 1, 2017, as amended by the First Amendment dated as of May 11, 2017 (collectively, the "Credit Agreement").  The Credit Agreement is described in the Company's Current Reports on Form 8-K dated March 1, 2017 and May 11, 2017 and is incorporated herein by reference.
The Second Amendment amends the covenant which prohibits dividends and other distributions from exceeding 95% of funds available for distribution by requiring that the measurement be annualized as of the then current quarter until June 30, 2017 (at which time the measurement will be based on the prior four quarters).
Some of the lenders in the Credit Agreement and / or their affiliates have other business relationships with the Company involving the provision of financial and bank-related services, including cash management and treasury services, and have participated in the Company's prior debt financings and sales of securities.
The foregoing summary of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment, a copy of which is attached as Exhibit 10.1 and is incorporated herein by reference.
Item 9.01  Financial Statements and Exhibits.
(d)  Exhibits.
10.1
Second Amendment to Credit Agreement dated as of December 13, 2017 among Condor Hospitality Limited Partnership, as Borrower, Condor Hospitality Trust, Inc. and the other subsidiary guarantors party thereto, as Guarantors, Keybank National Association and the other lenders party thereto, as Lenders, and Keybank National Association, as Administrative Agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Condor Hospitality Trust, Inc.

Date: December 15, 2017	By:	/s/ Jonathan Gantt
Name: Jonathan Gantt
Title: Chief Financial Officer